EXHIBIT 10.19

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this "Agreement") dated effective as of August 14, 2009 (the "Effective Date") is among Boots & Coots Services, LLC, a Texas limited liability company (the "Borrower"), the Lenders (as defined below) party hereto, and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), as issuing lender (in such capacity, the “Issuing Lender”), and as swing line lender (in such capacity, the "Swing Line Lender").

INTRODUCTION

A.            The Borrower, Boots & Coots, Inc. (f/k/a Boots & Coots International Well Control, Inc.), a Delaware corporation (the "Parent"), the Administrative Agent, the Issuing Lender, the Swing Line Lender, and lenders party thereto from time to time (the "Lenders") are parties to that certain Credit Agreement dated as of February 10, 2009 (as the same may be amended, restated or modified from time to time, the "Credit Agreement").

B.             The Borrower has notified the Administrative Agent that the Existing Long L/Cs (defined in the Credit Agreement) which are described on Schedule 1 attached hereto will not be terminated or amended as required under Section 2.2(f)(ii) of the Credit Agreement.

D.            The Borrower, the Administrative Agent, Issuing Lender, Swing Line Lender, and Lenders wish to, subject to the terms and conditions of this Agreement, make certain amendments to the Credit Agreement as provided for herein in order to, among other things, address such Existing Long L/Cs.

THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.              Defined Terms.  As used in this Agreement, each of the terms defined in the opening paragraph and the recitals above shall have the meanings assigned to such terms therein.  Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2.              Other Definitional Provisions.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.  The words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The term "including" means "including, without limitation,".  Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 3.               Amendment to Credit Agreement.

(a)            Section 2.2(f)(ii) of the Credit Agreement is hereby amended by deleting the last two sentences thereof in their entirety.

(b)            Section 2.2(h)(ii) of the Credit Agreement is hereby amended by replacing the last sentence thereof in its entirety with the following:

Notwithstanding the foregoing, if all Existing Long L/Cs have been terminated or amended so that the expiry date thereof does not extend beyond the fifth day prior to the Maturity Date, then so long as no Default exists, or would result therefrom, the Administrative Agent shall release the funds deposited by the Borrower pursuant to Section 2.2(f)(ii) to the Borrower at the Borrower's written request.

(c)            Section 6.17 of the Credit Agreement is hereby amended by replacing the phrase "…on or after March 31, 2009…" found in clause (ii) thereof with the phrase "…after March 31, 2009…"

Section 4.               Representations and Warranties.  Each Credit Party hereby represents and warrants that: (a) the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Credit Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate, limited liability company, or partnership power and authority of such Credit Party and have been duly authorized by appropriate corporate, limited liability company, or partnership action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) the Liens under the Security Documents are valid and subsisting and secure the Credit Parties' obligations under the Credit Documents.

Section 5.               Conditions to Effectiveness.  This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)            The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the Majority Lenders.

(b)            The representations and warranties in this Agreement shall be true and correct in all material respects.

(c)            The Borrower shall have paid all fees and expenses of the Administrative Agent's outside legal counsel and other consultants pursuant to all invoices presented for payment on or prior to the Effective Date.

Section 6.               Acknowledgments and Agreements.

(a)            Each Credit Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and each Credit Party waives any defense, offset, counterclaim or recoupment with respect thereto.

(b)            Borrower, each Guarantor, Administrative Agent, Issuing Lender, Swing Line Lender and each Lender does hereby adopt, ratify, and confirm the Credit Agreement, and acknowledges and agrees that the Credit Agreement is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement and the Guaranty, are not impaired in any respect by this Agreement.

(c)            This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 7.              Reaffirmation of the Guaranty.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Credit Documents.

Section 8.              Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Agreement may be executed by facsimile signature and all such signatures shall be effective as originals.

Section 9.               Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 10.             Invalidity.  In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 11.             Governing Law.  This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 12.            Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[The remainder of this page has been left blank intentionally.]

EXECUTED to be effective as of the date first above written.

BORROWER:

BOOTS & COOTS SERVICES, LLC

By:	/s/ CARY BAETZ
Cary Baetz
Chief Financial Officer

GUARANTORS:

BOOTS & COOTS, INC.
BOOTS & COOTS SERVICES, INC.
BOOTS & COOTS SPECIAL SERVICES, INC.
ELMAGCO, INC.
HELL FIGHTERS, INC.
IWC ENGINEERING, INC.
HWC LIMITED
SNUBCO USA INC.
STASSCO HOLDINGS, INC.
STASSCO PRESSURE CONTROL, L.L.C.
J.W. WRIGHT, INC.

Each by:	/s/CARY BAETZ
Cary Baetz
Chief Financial Officer

Signature Page to Amendment No. 1 to Credit Agreement

ADMINISTRATIVE AGENT, ISSUING LENDER
AND SWING LINE LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Administrative Agent, Issuing Lender, and Swing Line Lender

By:	/s/ MICHAEL W. NYGREN
Name:	Michael W. Nygren
Title:	Vice President

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Revolving Lender and a Term Lender

By:	/s/ MICHAEL W. NYGREN
Name:	Michael W. Nygren
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

ROYAL BANK OF CANADA
as a Revolving Lender and a Term Lender

By:	/s/ JAY T. SARTAIN
Name:	Jay T. Sartain
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A.
as a Revolving Lender and a Term Lender

By:	/s/ GARY L. MINGLE
Name:	Gary L. Mingle
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

SCHEDULE 1
TO
AMENDMENT NO. 1 TO CREDIT AGREEMENT

Wells Fargo Reference #	Applicant	Beneficiary	Issue Date	Expiry Date	Outstandings (in USD)
627792	Boots & Coots Services	ICICI Bank Limited	09/04/2008	01/31/2014	$27,479.00
631341	Boots & Coots Services	British Bank	11/10/2008	05/30/2012	$70,000.00

Scedule I